UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

         Date of Report (Date of earliest event reported): July 20, 2004



                          AMERICAN ECOLOGY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                      0-11688                 95-3889638
         --------                      -------                 ----------
(State or other jurisdiction   (Commission File Number)      I.R.S. Employer
    of incorporation or                                   Identification Number)
      organization)

     Lakepointe Centre I,
   300 E. Mallard, Suite 300
         Boise, Idaho                                            83706
(Address of principal executive                                  -----
          offices)                                            (Zip Code)


                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

   (c) Exhibits. The following exhibit is filed as part of this report:


  Exhibit 99 Press Release, dated July 20, 2004, entitled "AMERICAN ECOLOGY SECOND QUARTER OPERATING INCOME UP 41% TO $3.8 MILLION"

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 20, 2004, the Company issued a press release entitled "AMERICAN ECOLOGY SECOND QUARTER OPERATING INCOME UP 41% TO $3.8 MILLION". The press release, dated July 20, 2004, is attached as Exhibit 99 and incorporated by reference herein.


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SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            AMERICAN ECOLOGY CORPORATION
                                   (Registrant)




Date:  July 20, 2004        By:/S/ James R. Baumgardner
                               ------------------------
                                 James R. Baumgardner
                                 Senior Vice President, Chief Financial Officer, Secretary and Treasurer


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
                                  EXHIBIT INDEX


Exhibit        Description
-------        -----------

Exhibit 99 Press Release, dated July 20, 2004, entitled "AMERICAN ECOLOGY SECOND QUARTER OPERATING INCOME UP 41% TO $3.8 MILLION"



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